EnergySouth, Inc. AG Edwards New York, New York May 2007

Forward-Looking Statements Statements contained in this report, which are not historical in nature, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made as of the date of this report and involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of EnergySouth or its affiliates, or by industry results, to differ materially from any future results, performance or achievement expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors, among others, risks associated with fluctuation in natural gas prices, including changes in the historical seasonal variances in natural gas prices, and changes in historical patterns of collections of accounts receivable; the prices of alternative fuels; the relative pricing of natural gas versus other energy sources; changes in historical patterns of consumption by temperature-sensitive customers; the availability of other natural gas storage capacity; failures or delays in completing planned Bay Gas cavern development; disruption or interruption of pipelines serving the Bay Gas storage facilities due to accidents or other events; risks generally associated with the transportation and storage of natural gas; the possibility that contracts with storage customers could be terminated under certain circumstances, or not renewed or extended upon expiration; the prices or terms of any extended or new contracts; possible loss or material change in the financial condition of one or more major customers; liability for remedial actions under environmental regulations; liability resulting from litigation; national and global economic and political conditions; and changes in tax and other laws applicable to the business. Additional factors that may impact forward-looking statements include, but are not limited to, the Company's ability to successfully achieve internal performance goals, competition, the effects of state and federal regulation, including rate relief to recover increased capital and operating costs, allowed rates of return and purchased gas adjustment provisions; general economic conditions, specific conditions in the Company's service area, and the Company's dependence on external suppliers, contractors, partners, operators, service providers, and governmental agencies.

Charlie Huffman Senior Vice President & CFO

EnergySouth Business Segments Natural Gas Distribution - Mobile Gas Natural Gas Storage - Bay Gas

EnergySouth Complementary Businesses Mobile Gas - Good regulatory environment - Consistently strong earnings/cash flow Bay Gas Storage - Strong earnings and cash flow - Excellent prospects for investing in growth assets

Gulf of Mexico Direct connection to storage Direct connection to processing plants MOBILE GAS Production Commercial Residential Industrial

Mobile Gas RSE Return on equity range Annual adjustment to rates based on budget Quarterly review Extended to September 30, 2009

1.5 Miles High deliverability Quick flowing gas 5 Miles 1,200 Feet SALT DOME STORAGE

BRINE OUT WATER IN PAD OIL IN OVERBURDEN CAPROCK SALT CEMENTED CASING STRINGS SALT BOREHOLE OIL PAD WATER BRINE INSOLUBLES OLIN Closed loop 18 to 20 months development Solution Mining Well

Cavern One: 1994 Cavern Two: 2003 Cavern Three: 2007(Fall) Cavern Four: 2009 Cavern Five: 2010 CAVERNS

Bay Gas Regulation FERC Jurisdiction Storage - Market Based Rates Transportation - Cost Based Rates

Bay Gas Storage Capacity Bcf Withdrawal (MMcf) Withdrawal (MMcf) Injection (MMcf) One - 1994 2.3 260 260 50 Two - 2003 3.7 3.7 350 150 Three - 2007 5.0 490 490 200 Total 11.0 1,100 1,100 400

Earnings Per Share Fiscal Years Ending 9/30 2002 2003 2004 2005 2006 1.35 1.45 1.6 1.74 1.76 $1.35 $1.45 $1.60 $1.76 $1.74

Earnings Per Share 6 Months Ending 3/31 2005 2006 0.56 0.57 2005 2006 East 1.4 1.42

1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 0.184 0.185 0.196 0.206 0.213 0.222 0.243 0.249 0.255 0.279 0.293 0.302 0.317 0.333 0.351 0.369 0.387 0.404 0.436 0.458 0.476 0.493 0.524 0.573 0.607 0.657 0.687 0.713 0.75 0.79 0.845 0.905 Dividend History Calendar Year Dividend Declared $.905

Dividend Payout Ratio 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Industry EnergySouth 70 51 68% 52%

Investor Returns as of April 30, 2007 5-year 10-year Russell 2000 11.14 10.4 S&P 500 8.54 8.04 ENSI 19.17 16.91

Dean Liollio President & CEO

Gulfstream BAY GAS STORAGE Easternmost location along the Gulf Coast Quick and easy access to supplies SONAT Transco Gulf South Tennessee Gas Destin Gulf of Mexico FGT Atlantic Ocean BAY GAS STORAGE LNG

Gulf of Mexico LNG BAY GAS STORAGE Destin FGT Gulf South SONAT Gulf South S.E.E Project Transco Southeast Supply Project Current Direct: FGT and Gulf South Current Indirect: Destin, Gulfstream, and Transco Planned Direct: Gulf South S.E.E. Project, Transco, and SONAT Planned Indirect: Southeast Supply Header PIPELINE ACCESS

FGT Deliveries by Market Segment Residential Commercial Industrial Electric Generation East 245 95 1470

Planned Electric Generation Additions In Florida 2006 2007 2008 2009 2010 2011 2012 2013 2014 Gas 430 1918 449 2508 2081 300 1103 1565 836 Coal 0 0 0 0 526 486 1600 850 0 Petroleum Coke 0 0 0 0 0 220 0 250 0 Oil 42 84 0 0 0 0 0 0 0

Major Contracts Caverns 1 & 2 Southern Company 3.2 FP&L 1.0 AEC .8 Mobile Gas .8 5.8 Bcf Cavern 3 FP&L 1.0 BP 1.0 Constellation 1.0 Southern Company .8 Tampa Electric .75 Florida Progress .5 5.05 Bcf

Liquefied Natural Gas AGF Projection of Growth in LNG Imports: 0.5 Tcf in 2003 2.5 Tcf in 2010 5.3 Tcf in 2015 Will Require 8-10 Import Terminals in U.S. High Deliverability storage will be Essential to Support LNG Imports Two FERC permitted plants in Pascagoula, MS Gulf LNG Energy LLC - 1.5 Bcf Bayou Casotte Energy LLC - 1.3 Bcf (Chevron Texaco)

New Supply Major Onshore Pipelines Barnett Shale Fayetteville Shale Pipelines Access Florida Markets at Mobile Bay Eastern Gulf Drilling Likely to "Land" at Mobile Bay

Recent Open Season Project Parameters: 2 New 5.0 Bcf. Caverns (10 Bcf. Total) New Interconnects with Sonat & Transco First Cavern In-Service, 2010 Open Season: Ended 11-3-06 22.0 Bcf. of Interest Expressed

40 miles north of Mobile Supply security and reliability CAVERNS 5,200 Feet 4,000 Feet

WHAT WILL SET ENERGYSOUTH APART?

EnergySouth Distribution Business Provides a Good Base High Growth Storage Business Strategic Location

EnergySouth, Inc. AG Edwards New York, New York May 2007